[KIRKPATRICK & LOCKHART letterhead here]



                                August 23, 1990


Western Asset Trust, Inc.
117 East Colorado Boulevard
Pasadena, California  91105

Gentlemen:

         You have requested our opinion regarding certain matters in connection with the issuance of shares by Western Asset Trust, Inc. ("Fund"). We have examined the Fund's Articles of Incorporation filed and recorded on May 16, 1990 with the Office of Taxation and Assessment in Baltimore, Maryland, and other corporate documents relating to the authorization and issuance of the capital stock of the Fund. Based upon this examination, we are of the opinion that:

1. All legal requirements have been complied with in the organization of the Fund and that it is now a validly existing corporation in good standing under the laws of the State of Maryland;

2. The authorized capital stock of the Fund consists of 5,000,000,000 shares, of a par value of $.001 each;

3. The indefinite number of unissued shares which are currently being registered under the Securities Act of 1933 may be legally and validly issued from time to time in accordance with the Fund's Articles of Incorporation and By-Laws, and subject to compliance with the Securities Act of 1933, the Investment Company Act of 1940, and applicable state laws regulating the sale of securities; and

4. When so issued, the Fund's shares will be fully paid and nonassessable.

         We hereby consent to the filing of this opinion in connection with Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 33-34929) which you are about to

KIRKPATRICK & LOCKHART


Western Asset Trust, Inc.
August 23, 1990
Page 2



file with the Securities and Exchange Commission. We also consent to the reference to our firm under the caption "The Fund's Legal Counsel" in the Registration Statement.



                                           Very truly yours,


                                          /s/ Arthur J. Brown
                                          -------------------
                                              Arthur J. Brown